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                                                                  EXHIBIT 10.7


                              ASSIGNMENT OF RIGHTS

       This Assignment of Rights ( this "Assignment") is entered into as of the 6th day of June 2001, by and between HM4 Teligent Qualified Fund, LLC, a Delaware limited liability company, HM4 Teligent Private Fund, LLC, a Delaware limited liability company, HM PG-IV Teligent, LLC, a Delaware limited liability company, HM 4-SBS Teligent Coinvestors, LLC, a Delaware limited liability company, and HM 4-EQ Teligent Coinvestors, LLC, a Delaware limited liability company (each an "Assignor" and collectively the "Assignors"), and IDT Investments Inc., a Nevada corporation (collectively, the "Assignee").

                                    RECITALS


       A. Each Assignor has transferred to the Assignee all of its shares of preferred stock of Teligent, Inc., a Delaware corporation (the "Company").

       B. Each Assignor is a party to that certain Registration Rights Agreement, dated December 3, 1999 (the "Registration Rights Agreement"), by and between the Company and each of the entities listed on Schedule I thereto. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.

       C. Each Assignor desires to assign to the Assignee all of the Assignors' rights, titles, and interests in and to the Registration Rights Agreement.

                                   AGREEMENTS

       NOW, THEREFORE, in consideration of the covenants of the Assignee hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

       1. ASSIGNMENT. Pursuant to Section 5.09 of the Registration Rights Agreement, each Assignor hereby sells, assigns, transfers, and conveys to the Assignee and its respective successors and assigns all of the Assignors' rights, titles, interests, and obligations in, to, and under the Registration Rights Agreement (collectively the "Contract Rights").

       2. ASSUMPTION. The Assignee hereby agrees to assume and perform all Contract Rights of each Assignor hereby assigned, transferred, and conveyed to the Assignee and agrees to be bound by the terms of the Registration Rights Agreement to which the Assignors are a party. Except as expressly set forth in this Assignment, the Assignee does not hereby assume any other liabilities or obligations of the Assignors of any nature whatsoever.








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       3. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the
Assignee as such Assignor's true and lawful attorney, with full power of substitution, for it and in its name, place, and stead, but on behalf of and for the benefit of such Assignee, (a) to demand and receive from time to time any and all Contract Rights and to get receipts and releases for and in respect of the same or any part thereof and (b) to do generally all and any such acts and things in relation thereto as such Assignee shall deem advisable.

       4. FURTHER ASSURANCES. Each Assignor, for itself and its successors and assigns, hereby covenants and agrees with the Assignee that such Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, conveyances, transfers, assignments, powers of attorney, and assurances as may be required to assure, convey, transfer, confirm, and vest unto the Assignee any and all of the Contract Rights and to aid and assist the Assignee in collecting and reducing the same to possession.

       5. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.


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       IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed, all as of the date first written above.

                                   ASSIGNORS:

                                   HM4 TELIGENT QUALIFIED FUND, LLC



                                   By:    /s/ David W. Knickel
                                      ----------------------------------------
                                   Name:  David W. Knickel
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------




                                   HM4 TELIGENT PRIVATE FUND, LLC



                                   By:    /s/ David W. Knickel
                                      ----------------------------------------
                                   Name:  David W. Knickel
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------



                                   HM PG-IV TELIGENT, LLC


                                   By:    /s/ David W. Knickel
                                      ----------------------------------------
                                   Name:  David W. Knickel
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------


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                                   HM 4-SBS TELIGENT COINVESTORS, LLC



                                   By:    /s/ David W. Knickel
                                      ----------------------------------------
                                   Name:  David W. Knickel
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------




                                   HM 4-EQ TELIGENT COINVESTORS, LLC



                                   By:    /s/ David W. Knickel
                                      ----------------------------------------
                                   Name:  David W. Knickel
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------




                                   ASSIGNEE:

                                   IDT INVESTMENTS INC.



                                   By:    /s/ Howard Millendorf
                                      ----------------------------------------
                                   Name:  Howard Millendorf
                                        --------------------------------------
                                   Title: President
                                         --------------------------------------